UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 13, 2012

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-34135

MASSACHUSETTS	04-2211809
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

TWO TECH DR, ANDOVER, MASSACHUSETTS 01810-2434
(Address of principal executive offices) (Zip Code)

978-289-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) Effective June 13, 2011, the Board of Directors of Dynamics Research Corporation (the "Company") adopted amendments to the Company's bylaws. The following is a listing of the amendments to the bylaws that were adopted:

•
Amended the date of the annual meeting of the stockholders from the fourth Tuesday in April to the second Wednesday in June in each year, in each case unless otherwise fixed by the president or the board.

•
Added new procedures for a stockholder proposal to be properly brought before a meeting, which requires the stockholder to provide the Company a disclosure notice, the proposal to be permitted by law, the Company’s Articles of Organization and the bylaws, and such stockholder or his, her or its representative to be present in person at such meeting.

o
To be timely, a proposal notice for an annual meeting must be received by the Company not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders or special meeting in lieu thereof (the "Anniversary Date").

o	A proposal notice for a special meeting (if for a date more than 90 days before the Anniversary Date) must be received by the Company not later than the close of business on:

▪	the 20th calendar day following the earlier of the date on which notice of the date of such meeting was mailed to stockholders or the date of the meeting was publicly disclosed; or

▪	if such date of notice occurs more than 90 calendar days prior to the scheduled date of such meeting, the 90th calendar day prior to such scheduled date of such meeting.

o	Such proposal notice must contain:

▪	a brief description of the proposal and the reasons for the proposal;

▪	the name and address of the proposing stockholder, the beneficial owners and the other stockholders known by such stockholder to be supporting such proposal;

▪	the class and number of shares of the Company capital stock which are beneficially owned by those persons;

▪
a description of any agreement, arrangement or understanding that has been entered into as of the date of the proposal notice by, or on behalf of, the stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the stockholder or any of its affiliates or associates, with a representation that the stockholder will notify the Company of any such agreement, arrangement or understanding entered into as of the record date for the meeting;

▪	any substantial interest of the stockholder in such proposal;

▪	all other information relating to such stockholder required to be disclosed under the Securities Exchange Act of 1934; and

▪	a representation that the stockholder or his, her or its representative intends to appear in person at the meeting.

o	Prior to the adoption of this amendment, there were no procedures relating to stockholder proposals.

•	Added a provision to allow the presiding officer to adjourn a meeting of the stockholders for a period of time not to exceed 60 calendar days.

•
Added new procedures for stockholders to nominate board members, which requires the stockholder (or his, her or its representative) to be present at the meeting for the election of directors and for a nomination notice to be timely provided to the Company.

o	To be timely, a nomination notice for an annual meeting must be received by the Company not less than 90 calendar days nor more than 120 calendar days prior to the Anniversary Date.

o	A nomination notice for a special meeting must be received by the Company not later than the close of business on:

▪	the 20th calendar day following the earlier of the date on which notice of the date of such meeting was mailed to stockholders or the date of the meeting was publicly disclosed; or

▪	if such date of notice occurs more than 90 calendar days prior to the scheduled date of such meeting, the 90th calendar day prior to such scheduled date of such meeting.

o	As to each person whom the stockholder proposes to nominate for election or re-election as a director, the nomination notice must contain:

▪	the name, age, business address and residence address of such person;

▪	the principal occupation or employment of such person during the past five years;

▪	the class and number of shares of the Company’s stock (if any) which are beneficially owned by such person on the date of such stockholder notice;

▪	whether any events have occurred with respect to such person that would be required to be disclosed under Item 401(f) of SEC Regulation S-K and a description thereof;

▪	whether such person is free of any relationship with the Company or its management that may impair such person's ability to make independent judgments;

▪	whether such person would be eligible to serve as an "audit committee financial expert" within the meaning of Item 407(d)(5) of SEC Regulation S-K;

▪	a representation that such person meets the bylaws’ director qualification requirements; and

▪
all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

o	As to the stockholder giving the notice, the nomination notice must contain:

▪	the name and address of the stockholder, the beneficial owners and the other stockholders known by such stockholder to be supporting such nominee;

▪	the class and number of shares of the Company’s capital stock which are beneficially owned by those persons;

▪	a representation that the stockholder or his, her or its representative intends to appear in person at the meeting;

▪
a description of all arrangements and understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, and all relationships between such stockholder or any of its affiliates or associates and each nominee and any of their respective affiliates or associates;

▪
a representation that the stockholder will notify the Company in writing of the class and number of such shares owned beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

▪
a description of any agreement, arrangement or understanding that has been entered into as of the date of the proposal notice by, or on behalf of, the stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the stockholder or any of its affiliates or associates, with a representation that the stockholder will notify the Company of any such agreement, arrangement or understanding entered into as of the record date for the meeting; and

▪	all other information relating to such person that would be required to be disclosed in solicitations by such person of proxies for election of directors.

o
At the request of the board of directors, any person nominated by, or at the direction of, the board of directors for election as a director shall furnish to the Company that information required to be set forth in a Nomination Notice which pertains to the nominee.

o	Prior to the adoption of this amendment, there were no procedures relating to stockholder nominations.

•	Added new requirements that all directors must:

o	own, free of any lien or encumbrance, in his or her own right or through an affiliate controlled by such director, not less than 2,000 shares of the Company’s common stock; and

o	have or be eligible to have United Stated Department of Defense personnel security clearances at the level of the Company’s facility security clearance.

•	Amended titles and duties of officers to match Company practice.

•	Added a new provision that directors may only be removed at a meeting called for that purpose.

•	Amended procedures regarding the loss of certificates.

•	Added procedures for the advancement of expenses related to reimbursement of reasonable expenses incurred by a director or officer who is a party to a proceeding.

•	Added procedures to purchase and maintain insurance on behalf of an individual who is a director or officer of the Company.

•	Amended procedures regarding the loss of certificates to match current applicable law.

•	To correct a scrivener's error regarding the Company's fiscal year clarifying that it is the calendar year.

•	To make clerical changes and other changes to match the Massachusetts Business Corporation Act.

This summary of the amendments is qualified in its entirety by reference to the complete copy of the amended and restated bylaws, a copy of which, marked to show changes to the former bylaws, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein (additions are underlined and deletions are struck through).

Item 5.07.  Submission of Matters to a Vote of Security Holders
Dynamics Research Corporation's Annual Meeting of Shareholders was held on June 13, 2012. Proxies representing 7,794,957 shares were received. The total shares outstanding as of the April 16, 2012 record date were 10,508,478. The following proposal was adopted by the votes specified below:

1.	The number of votes to elect three Class I Directors to hold office until the 2015 Annual Meeting of Stockholders was as follows:

	Number of Shares Voted For	Number of Shares Withheld
Class I Directors:
General George T. Babbitt, Jr. (U.S.A.F., retired)	7,465,846	329,111
Lieutenant General Charles P. McCausland (U.S.A.F., retired)	7,420,828	374,129
Mr. W. Scott Thompson	7,318,668	476,289

Continuing Class II Directors and Class III Directors with terms expiring at the 2013 Annual Meeting of Stockholders and 2014 Annual Meeting of Stockholders, respectively, were as follows:

Class II Directors:
Dr. Francis J. Aguilar
Mr. John S. Anderegg
Mr. Nickolas Stavropoulos
Class III Directors:
Mr. James P. Regan
Mr. Richard G. Tennant

2.	The number of votes to approve of the Company's 2011 Employee Stock Purchase Plan was 7,523,468 shares for, 215,738 shares against, and 55,751 shares abstained.

3.	The number of votes to approve of the Company's 2012 Executive Long-Term Incentive Plan was 6,738,844 shares for, 971,030 shares against, and 85,083 shares abstained.

4.	The number of votes to approve, by a non-binding advisory vote, of the Company’s executive compensation was 6,678,770 shares for, 993,768 shares against, and 122,419 shares abstained.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
3.1	Amended and Restated By-Laws of Dynamics Research Corporation, dated June 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION
(Registrant)

Date: June 19, 2012	/s/ David Keleher
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
Number	Exhibit Name	Location
3.1	Amended and Restated By-Laws of Dynamics Research Corporation, dated June 13, 2012	Filed herewith